UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): May 3, 2018
AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact Name of Registrant as Specified in its Charter)

Maryland (American Homes 4 Rent)	001-36013	46-1229660
Delaware (American Homes 4 Rent, L.P)	333-221878-02	80-0860173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information in Item 2.02 of this Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.02 Results of Operations and Financial Condition and Exhibits

On May 3, 2018, American Homes 4 Rent (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2018, together with a First Quarter 2018 Earnings Release and Supplemental Information Package. Also on May 3, 2018, the Company issued a press release announcing that its Board of Trustees had declared the quarterly distributions on its common shares and perpetual preferred shares. A copy of the press releases and the First Quarter 2018 Earnings Release and Supplemental Information Package are furnished as Exhibit 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 3, 2018, the Company held its annual meeting of shareholders (the “Annual Meeting”) in Agoura Hills, California. At the meeting, the Company’s shareholders voted on three proposals and cast their votes as described below. These proposals are described in detail in the proxy statement for our Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 23, 2018.

Proposal I: The Company’s shareholders elected nine individuals to the Company’s Board of Trustees for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
B. Wayne Hughes	277,945,979	12,085,554	591,176	7,325,017
David P. Singelyn	285,693,130	4,318,317	611,262	7,325,017
John Corrigan	276,670,563	13,341,938	610,208	7,325,017
Dann V. Angeloff	279,047,116	5,074,221	6,501,372	7,325,017
Douglas N. Benham	285,469,661	4,543,100	609,948	7,325,017
Tamara H. Gustavson	279,325,613	10,687,144	609,952	7,325,017
Matthew J. Hart	285,737,615	4,294,906	590,188	7,325,017
James H. Kropp	283,735,355	6,277,291	610,063	7,325,017
Kenneth M. Woolley	284,014,465	5,998,107	610,137	7,325,017

Proposal 2: The Company’s shareholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
297,315,831	47,728	584,167	—

Proposal 3: The Company’s shareholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
286,470,631	3,545,870	606,209	7,325,016

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1—Press Release dated May 3, 2018 concerning financial results, including financial tables

Exhibit 99.2—Press Release dated May 3, 2018 concerning the declaration of quarterly distributions

Exhibit 99.3—First Quarter 2018 Earnings Release and Supplemental Information Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2018

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Executive Vice President - Counsel

AMERICAN HOMES 4 RENT, L.P.
By:	American Homes 4 Rent, its general partner

By:	/s/ Stephanie Heim
Stephanie Heim
Executive Vice President - Counsel